Exhibit 10.26

LIMITED WAIVER AND AMENDMENT NO. 9 TO CREDIT AGREEMENT

This LIMITED WAIVER AND AMENDMENT NO. 9 TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 12, 2013 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), for itself and as Agent (“Agent”), and the other Lenders signatory hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2011 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties to the Credit Agreement have agreed to a limited waiver of, and an amendment to, the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1           Limited Waiver.  Agent and the Lenders hereby waive any Event of Default that has occurred under Section 7.1(i) of the Credit Agreement solely to the extent any such Event of Default occurred on or prior to the Ninth Amendment Effective Date.

2           Amendments to Credit Agreement.

2.1           Section 5.4(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f) the Investment by ITG in ITG – Phong Phu Limited Company, a joint venture organized under the laws of Vietnam (“Phong Phu”), in the form of an unsecured subordinated loan from ITG (either directly or through one of its Subsidiaries) to Phong Phu (the “Phong Phu JV Loan”); provided that (v) such Investment shall be made by no later than June 24, 2011, (w) such Investment shall not exceed $3,500,000, (x) at the time such Investment is made, no Default or Event of Default shall have occurred and be continuing, (y) such Phong Phu JV Loan shall be evidenced by a promissory note in form and substance satisfactory to the Agent and delivered to the Agent in original copy together with instruments of transfer executed in blank and (z) either (i) such Phong Phu JV Loan shall have been repaid in full in cash by Phong Phu by no later than the date one month prior to the stated expiry date, non-renewal date or termination date of the WLR/RBS Letter of Credit (the “WLR/RBS Letter of Credit Trigger Date”) (which repayment shall have been evidenced by a certificate of a Responsible Officer of the Borrower Representative delivered to Agent certifying that such amounts have been repaid by Phong Phu by no later than such date) or (ii) Agent, for the benefit of the Lenders, shall have received payment under the WLR/RBS Letter of Credit in the full amount thereof on or before expiration, non-renewal or termination of the WLR/RBS Letter of Credit in accordance with its terms (which amounts shall have been applied by Agent first to prepay outstanding Swing Loans, and second to prepay outstanding Revolving Loans owing by the Borrowers without a permanent reduction of the Aggregate Revolving Loan Commitment); provided that, to the extent the Phong Phu JV Loan shall have been repaid in full in cash by Phong Phu to ITG on or prior to the WLR/RBS Letter of Credit Trigger Date, Agent shall, on behalf of the Lenders, terminate the WLR/RBS Letter of Credit in accordance with its terms;”

2.2           Section 7.1(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)           Secured Note Indebtedness.  If the final stated maturity date of the Secured Note Indebtedness has not been extended to a date no earlier than ninety-five (95) days after the later of the Revolving Termination Date and the final scheduled installment payment date for the Term Loan, the occurrence of the date sixty-nine (69) days prior to the final stated maturity date of the Secured Note Indebtedness; or”

2.3           Section 11.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order thereto:

““Ninth Amendment Effective Date” has the meaning assigned to such term in that certain Limited Waiver and Amendment No. 9 to Credit Agreement dated as of March 12, 2013 among Borrowers, the other Credit Parties signatory thereto, Agent and the Lenders signatory thereto.”

2.4           Section 11.1 of the Credit Agreement is hereby amended by amending and restating the following defined terms in their entirety to read as follows:

““WLR/RBS Letter of Credit” means (A) prior to the Ninth Amendment Effective Date, an irrevocable standby letter of credit in form and substance satisfactory to Agent that (i) is issued by RBS Citizens, N.A. in an amount equal to $3,675,000, (ii) names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof and (iii) names WLR Recovery Fund IV L.P. as the applicant, which letter of credit shall have been delivered in original copy to Agent on the Second Amendment Effective Date and (A) which letter of credit shall have been amended (the “WLR/RBS LC Amendment”) on or prior to the Sixth Amendment Effective Date in a manner satisfactory to Agent to (x) extend the expiration date thereof from June 13, 2012 to December 22, 2012, (y) change the reference to May 14, 2012 therein to November 22, 2012 and (z) provide that Agent may request payment thereunder to the extent an Event of Default shall have occurred and be continuing and (B) which letter of credit shall have been further amended (the “Second WLR/RBS LC Amendment”) on or prior to the Eighth Amendment Effective Date in a manner satisfactory to Agent to (x) extend the expiration date thereof from December 31, 2012 to March 31, 2013 and (y) change the reference to November 22, 2012 therein to February 28, 2013 and (B) from and after the Ninth Amendment Effective Date, an evergreen standby letter of credit in form and substance satisfactory to Agent (the “Replacement WLR/RBS Letter of Credit”) that (i) is issued by RBS Citizens, N.A. in an amount equal to $3,675,000, (ii) names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof, and (iii) names WLR Recovery Fund IV, L.P. as the applicant, which letter of credit shall have been delivered in original copy to Agent on or prior to the Ninth Amendment Effective Date.”

““WLR/RBS Letter of Credit II” means (A) prior to the Eighth Amendment Effective Date, (x) an evergreen standby letter of credit in form and substance satisfactory to Agent that (i) is issued by RBS Citizens, N.A. in an amount equal to $20,000,000, (ii) names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof, and (iii) names WLR Recovery Fund IV, L.P. as the applicant, which letter of credit shall have been delivered in original copy to Agent on or prior to the Fourth Amendment Effective Date, as amended from time to time, or (y) any replacement evergreen standby letter of credit that names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof, and WLR Recovery Fund IV, L.P. as the applicant, which letter of credit shall have been issued in accordance with Section 1 of the Support Agreement and which letter of credit shall have been delivered in original copy to Agent, (B) from and after the Eighth Amendment Effective Date but prior to the Ninth Amendment Effective Date, an irrevocable standby letter of credit in form and substance satisfactory to Agent (the “Replacement WLR/RBS Letter of Credit II”) that (i) is issued by RBS Citizens, N.A. in an amount equal to $20,000,000, (ii) names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof, and (iii) names WLR Recovery Fund IV, L.P. as the applicant, which letter of credit shall have been delivered in original copy to Agent on or prior to the Eighth Amendment Effective Date and (C) from and after the Ninth Amendment Effective Date, (x) an evergreen standby letter of credit in form and substance satisfactory to Agent (the “Second Replacement WLR/RBS Letter of Credit II”) that (i) is issued by RBS Citizens, N.A. in an amount equal to $20,000,000, (ii) names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof, and (iii) names WLR Recovery Fund IV, L.P. as the applicant, which letter of credit shall have been delivered in original copy to Agent on or prior to the Ninth Amendment Effective Date, as amended from time to time, or (y) any replacement evergreen standby letter of credit that names GE Capital, in its capacity as Agent for itself and the Lenders, as the beneficiary thereof, and WLR Recovery Fund IV, L.P. as the applicant, which letter of credit shall have been issued in accordance with Section 1 of the Support Agreement and which letter of credit shall have been delivered in original copy to Agent.”

3           Representations and Warranties.  In order to induce Agent and the Lenders to enter into this Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Amendment), that:

(a)           the execution, delivery and performance by each Credit Party of this Amendment has been duly authorized by all necessary corporate and partnership action and this Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b)           upon the effectiveness of this Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the transactions contemplated hereby.

4           Conditions to Effectiveness.  This Amendment shall be effective on the date when each of the following conditions has been satisfied (the “Ninth Amendment Effective Date”):

(a)           This Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent, the Supermajority Revolving Lenders and the Majority Lenders;

(b)           Agent shall have received duly executed and delivered copies of the Replacement WLR/RBS Letter of Credit and the Second Replacement WLR/RBS Letter of Credit II; and

(c)           Agent shall have received, to the extent invoiced, payment of all out-of-pocket expenses (including the legal fees and expenses of Latham & Watkins LLP, counsel to Agent).

5           Miscellaneous.

5.1           Effect; Ratification.

(a)           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)           Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Amendment shall not be deemed (i) except as expressly provided in this Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Amendment.

5.2           Counterparts and Signatures by Fax.  This Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument.  Any party delivering an executed counterpart of this Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

5.3           Severability.  In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.4           Loan Document.  This Amendment shall constitute a Loan Document.

5.5           GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
SAFETY COMPONENTS FABRIC
   TECHNOLOGIES, INC.

By: /s/ Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

NARRICOT INDUSTRIES LLC

By: International Textile Group, Inc., its sole member

By: /s/ Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

[Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION
   GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By: /s/ Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

VALENTEC WELLS, LLC
By: International Textile Group, Inc., its sole member

By: /s/ Craig J. Hart
Name: Craig J. Hart
Title: Vice President and Treasurer

[Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement]

AGENT AND LENDERS: GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender By: /s/ Philip Carfora Name: Philip Carfora Title: Its Duly Authorized Signatory

[Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement]

TD BANK, N.A., as a Lender By: /s/ Jang Kim Name: Jang Kim Title: Vice President

[Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender By: /s/ John Yankauskas Name: John Yankauskas Title: Sr. Vice President

[Signature Page to Amendment No. 9 to Amended and Restated Credit Agreement]